More Defines Us UMB Financial First Quarter 2016 April 26, 2016 Exhibit 99.3

Cautionary Notice about Forward-Looking Statements
2
This presentation contains, and our other communications may contain, forward-looking statements within the meaning of the Private
Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts—such as our statements about expected cost savings and other results of efficiency initiatives and our statements about asset sensitivity. Forward-looking statements often use words such as “believe,” “expect,” “anticipate,” “intend,” “estimate,”
“project,” “outlook,” “forecast,” “target,” “trend,” “plan,” “goal,” or other words of comparable meaning or future-tense or conditional verbs such as “may,” “will,” “should,” “would,” or “could.” Forward-looking statements convey our expectations, intentions, or forecasts about future events, circumstances, results, or aspirations.
All forward-looking statements are subject to assumptions, risks, and uncertainties, which may change over time and many of which are beyond our control. You should not rely on any forward-looking statement as a prediction or guarantee about the future. Our actual future objectives, strategies, plans, prospects, performance, condition, or results may differ materially from those set forth in any forward-looking statement. Some of the factors that may cause actual results or other future events, circumstances, or aspirations to differ from those in forward-looking statements are described in our Annual Report on Form 10-K for the year ended
December 31, 2015, our subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K, or other applicable documents that are filed or furnished with the Securities and Exchange Commission (SEC).
Any forward-looking statement made by us or on our behalf speaks only as of the date that it was made. We do not undertake to update any forward-looking statement to reflect the impact of events, circumstances, or results that arise after the date that the statement was made. You, however, should consult further disclosures (including disclosures of a forward-looking nature) that we may make in any subsequent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K, or other applicable document that is filed or furnished with the SEC.

1Q 2016 Performance Highlights

Earnings Summary –
1Q 2016
$ in thousands, except share and per share data; unaudited
1Q'16
4Q'15
1Q'15
vs. 4Q'15
vs. 1Q'15
Net Interest Income
117,892
$
114,454
$
90,358
$
3.0

30.5

Noninterest Income
116,350

112,599

125,207

3.3

(7.1)

Pre-Provision Net Revenue
234,242

227,053

215,565

3.2

8.7

Noninterest Expense
180,744

182,080

164,413

(0.7)

9.9

Income Before Provision & Taxes
53,498

44,973

51,152

19.0

4.6

Provision for loan losses
5,000

5,000

3,000

-

66.7

Income before Taxes
48,498

39,973

48,152

21.3

0.7

Income Tax Provision
12,253

10,330

14,387

18.6

(14.8)

Net Income
36,245
$
29,643
$
33,765
$
22.3

7.3

Diluted EPS
0.74
$
0.60
$
0.74
$
23.3

-

Dividends per share
0.245

0.245

0.235

-

4.3

WASO (diluted)
49,090,232
49,066,566
45,437,654
-

8.0

% variance
4

Net Operating Income Non-GAAP Reconciliation
In this presentation, we provide information using net operating income, operating earnings per share, operating return on average equity, operating return on average assets, operating noninterest expense, and operating efficiency ratio, all of which are non-GAAP financial measures. This information
supplements
the
results
that
are
reported
according
to
generally
accepted
accounting
principles
(GAAP)
and
should
not
be
viewed
in
isolation from, or as a substitute for, GAAP results. The differences between these non-GAAP financial measures and  the comparable GAAP financial measures
are
reconciled
in
the
tables
below
and
as
described
further
on
the
next
slide.
The
company
believes
that
these
non-GAAP
financial
measures
and
the
reconciliations
may
be
useful
to
investors
because
they
adjust
for
acquisition-
and
severance-related
items
that
management
does
not believe reflect the company’s fundamental operating performance.
Net operating income for the relevant period is defined as GAAP net income, adjusted to reflect the after-tax impact of excluding the following: (i) fair value
adjustments
to
contingent
consideration
for
the
acquisitions
of
Prairie
Capital
Management,
LLC
and
Reams
Asset
Management
Company,
(ii)
expenses related to the acquisition of Marquette Financial Companies, and (iii) non-acquisition severance expenses. Operating earnings per share
(basic and diluted) is calculated as net operating income, divided by the company’s average number of shares outstanding (basic and diluted) for the relevant period. Operating return on average equity is calculated as net operating income, divided by the company’s average total shareholders’ equity for the relevant period. Operating return on average assets is calculated as net operating income, divided by the company’s average assets for the relevant period.
(continued on next page)
5
(unaudited, $ in thousands except per share data)
March 31,
March 31,
2016
2015
Net income (GAAP)
$
36,245
$
33,765
Adjustments (net of tax):
Fair value adjustments on contingent consideration (i)
43
(1,449)
Acquisition expenses (ii)
1,948
490
Non-acquisition severance expense (iii)
335
226
Total Non-GAAP adjustments (net of tax)
2,326
(733)
Net Operating Income (Non-GAAP)
$
38,571
$
33,032
GAAP
Earnings per share -
Basic
$
0.74
$
0.75
Earnings per share -
Diluted
0.74
0.74
Return on average assets
0.75%
0.81%
Return on average equity
7.51%
8.18%
Non-GAAP
Operating earnings per share -
Basic
$
0.79
$
0.73
Operating earnings per share -
Diluted
0.79
0.73
Operating return on average assets
0.80%
0.80%
Operating return on average equity
7.99%
8.00%
Three Months Ended

Operating Noninterest Expense & Efficiency Ratio
Non-GAAP Reconciliation
Operating noninterest expense for the relevant period is defined as GAAP noninterest expense, adjusted to reflect the pre-tax impact of non-GAAP adjustments described in clauses i-iii on slide 5. Operating efficiency ratio is calculated as the company’s operating noninterest expense, less amortization of other intangibles, divided by the company’s tax equivalent net interest income plus noninterest income less gains on sales of securities available for sale.
i.
Represents fair value adjustments to contingent consideration for the acquisitions of Prairie Capital Management, LLC and Reams Asset Management
Company.
ii.
Represents expenses related to the acquisition of Marquette Financial Companies (MFC).
iii.
Represents non-acquisition severance expense related to UMB-legacy employees. Severance expense for MFC-legacy employees is included in item (ii).
iv.
Tax-exempt interest income has been adjusted to a tax equivalent basis. The amount of such adjustment was an addition to net interest income of $6.9 million and $5.4 million for the three months ended March 31, 2016 and 2015, respectively.
6
(unaudited, $ in thousands)
March 31,
March 31,
2016
2015
Noninterest expense (GAAP)
$
180,744
$
164,413
Adjustments (pre-tax):
Fair value adjustments on contingent consideration (i)
67
(2,264)
Acquisition expenses (ii)
3,043
766
Non-acquisition severance expense (iii)
524
353
Total Non-GAAP adjustments (pre-tax)
3,634
(1,145)
Operating noninterest expense
177,110
165,558
Noninterest expense
180,744
164,413
Less: Amortization of other intangibles
3,226
2,755
Noninterest expense, net of amortization of other intangibles (numerator A)
177,518
161,658
Operating noninterest expense (Non-GAAP)
177,110
165,558
Less: Amortization of other intangibles
3,226
2,755
Operating expense, net of amortization of other intangibles (numerator B)
173,884
162,803
Net interest income (tax equivalent) (iv)
124,744
95,750
Noninterest income
116,350
125,207
Less: Gains on sales of securities available for sale, net
2,933
7,336
Total (denominator A)
238,161
213,621
Efficiency ratio (numerator A/denominator A)
74.54%
75.68%
Operating efficiency ratio (numerator B/denominator A)
73.01%
76.21%
Three Months Ended

Select Balance Sheet Items
$ in thousands, average balances; unaudited
7
vs. 4Q'15
vs. 1Q'15
Avg. Balance
Avg. Balance
Avg. Balance
Assets
Loans, net of unearned interest
9,550,291
$
3.81
9,199,961
$
3.80
7,470,101
$
3.49
3.8
27.8
Total securities
7,658,694
2.05
7,401,671
1.99
7,153,018
1.94
3.5
7.1
Total earning assets
18,004,411
2.93
17,380,673
2.88
15,765,321
2.56
3.6
14.2
Allowance for loan losses
(80,820)
(78,906)
(76,574)
2.4
5.5
Total assets
19,334,851
$
18,755,557
$
16,831,955
$
3.1
14.9
Liabilities and Shareholders' Equity
Interest-bearing deposits
9,429,774
$
0.17
8,528,207
$
0.18
7,602,258
$
0.16
10.6
24.0
Total interest-bearing liabilities
11,218,887
0.22
9,923,008
0.21
9,321,497
0.16
13.1
20.4
Noninterest-bearing demand deposits
6,014,820
6,734,309
5,660,893
(10.7)
6.3
Shareholders' Equity
1,941,261
1,912,654
1,674,761
1.5
15.9
Total liabilities and shareholders' equity
19,334,851
$
18,755,557
$
16,831,955
$
3.1
14.9
Net interest spread
2.71
2.67
2.40
Net interest margin
2.79
2.76
2.46
% variance
March 31, 2016
December 31, 2015
March 31, 2015
Avg Yield
/ Rate %
Avg Yield
/ Rate %
Avg Yield
/ Rate %
Three Months Ended

Key Performance Metrics
(1)
See Slides 7 and 8 for additional disclosures related to these non-GAAP financial measures.
8
1Q'16
4Q'15
3Q'15
2Q'15
1Q'15
ROE
7.51%
6.15%
4.72%
6.95%
8.18%
Operating ROE
(1)
7.99%
7.10%
8.00%
ROA
0.75%
0.63%
0.49%
0.70%
0.81%
Operating ROA
(1)
0.80%
0.72%
0.80%
Efficiency Ratio
74.54%
77.21%
80.79%
76.41%
75.67%
Operating Efficiency Ratio
(1)
73.01%
74.11%
76.21%
Net Interest Margin
2.79%
2.76%
2.73%
2.59%
2.46%
Noninterest Income % of Revenue
49.7%
49.6%
49.8%
55.1%
58.1%
Avg. Loan/Deposit Ratio
61.8%
60.3%
62.3%
60.1%
56.3%
Assets Under Mgmt. (billions)
40.0
$
40.0
$
40.9
$
42.5
$
42.3
$
Tier 1 Capital Ratio
11.80%
11.86%
12.51%
12.77%
12.91%
Diluted EPS
0.74
$
0.60
$
0.46
$
0.65
$
0.74
$
Operating EPS-Diluted
(1)
0.79
$
0.70
$
0.73
$

Update on Efficiency Initiative
(1)
Excludes severance costs
(2)
Excludes Marquette-related synergies
(3)
Excludes Marquette-related severance expense
The amounts in the 2015 and 2016 columns represent actual savings recognized or expected to be recognized, as applicable, in those years based on the timing
of
actions
taken
as
part
of
these
efficiency
initiatives.
The
amounts
in
the
annualized
column
represent
the
estimated
full-year
impact
of
those
savings going forward.
($ in millions)
2015
Initial
Estimate
2016
Initial
Estimate
2015
Recognized
1Q 2016
Recognized
Remaining
2016
Estimate
Annualized
Salaries and Benefits
(1)
$5.2
$15.0
$7.7
$3.3
$11.1
$23.4
Business Process Improvements
$1.6
$7.6
$1.8
$1.6
$4.8
$9.5
Total Cost Savings
(2)
$6.8
$22.6
$9.5
$4.9
$15.9
$32.9
Severance
Expense –
not included in efficiency totals:
($ in millions)
2015
Initial
Estimate
2016
Initial
Estimate
2015
Actual
1Q 2016
Actual
Remaining
2016 Estimate
Severance Expense
(3)
$4.9
$3.1
$4.1
$0.8
$2.8
9

1Q 2016 Financials

Marquette Integration Update
Transaction Costs
$
in
thousands
2014
2015
1Q’16
Total
To-Date
Estimated
2Q-4Q
‘16
Estimated
2017 &
beyond
HR Costs
$215.1
$4,238.7
$953.3
$5,407.1
$838
Technology Integration
-
4,073.5
1,143.4
5,216.9
88
Professional Fees
1,680.1
1,330.3
1.2
3,011.6
-
Other Integration Fees
46.4
190.6
945.3
1,182.3
2,523
Total
Transaction
Costs
$1,941.6
$9,833.1
$3,043.2
$14,817.9
$3,449
$1,910
11

Billions
1Q'11
2Q'11
3Q'11
4Q'11
1Q'12
2Q'12
3Q'12
4Q'12
1Q'13
2Q'13
3Q'13
4Q'13
1Q'14
2Q'14
3Q'14
4Q'14
1Q'15
2Q'15
3Q'15
4Q'15
1Q'16

Consistent Loan Growth
End-of-Period Total Loans
1Q’16
Total Loans
+29.4%
Vs. 1Q’15
(1)
On May 31, 2015, we closed the acquisition of Marquette Financial Companies and loans with an acquired value of $980.4 million were added to the UMB portfolio. At March 31, 2016, the acquired loans plus production in the legacy Marquette channels totaled $997.9 million.
(1)
(1)
12
$4.7
$5.1
$6.0
$6.8
$7.5
$8.9
$9.7

$7.5
$8.4
$8.7
$1.0
$1.0
1Q'15
4Q'15
1Q'16
Legacy UMB
Legacy Marquette
UMB and Marquette Loans
$9.7
$9.4
$ in thousands
Legacy Marquette
Loans
March 31, 2015
December 31, 2015
March 31, 2016
vs. Mar '15
vs. Dec '15
vs. Dec '15
Legacy UMB Loans
7,498,308
$
8,448,650
$
8,701,696
$
16.0%
3.0%
n/a
Legacy Marquette Loans
-

982,111

997,935

n/a
n/a
1.6%
Total
7,498,308
$
9,430,761
$
9,699,631
$
29.4%
2.9%
Legacy UMB
Loans
13

Quality Credit Metrics
Net Charge-Offs
$ in thousands
Nonperforming Loans
$ in thousands
14
$1,661
$4,758
$2,192
$1,886
$5,745
0.09%
0.24%
0.10%
0.08%
0.24%
1Q'15
2Q'15
3Q'15
4Q'15
1Q'16
Net Charge-offs
NCOs/Avg. Loans
$29,187
$37,649
$49,955
$61,152
$54,933
0.39%
0.42%
0.55%
0.65%
0.57%
1Q'15
2Q'15
3Q'15
4Q'15
1Q'16
Nonperforming Loans
NPLs/Loans

1
st
Quarter 2016
Average Balance, AFS:
$6.8 billion
Average Yield:
1.87%
Investment Mix
Securities Available for Sale
$6.9 billion at March 31, 2016
Agencies
High Quality Investment Portfolio
Corporates
Municipals
Mortgage-Backed Securities
Treasuries
AFS Portfolio Statistics
Roll off
Purchased
($ millions)
Yield
($ millions)
Yield
2Q'15
$299
1.98%
$498
1.90%
3Q'15
$278
1.88%
$114
2.17%
4Q'15
$293
1.81%
$633
2.05%
1Q'16
$432
1.44%
$698
2.00%
Scheduled Cash Flow
2Q'16
$419
1.46%
Next 12 months
$1,795
1.40%
Duration/Life
(in months)
at 3/31/16
at 12/31/15
Avg. Life Total
43.40
44.80
Duration Total
35.02
36.93
Securities Gains
($ thousands)
1Q'15
7,336
$
2Q'15
967
$
3Q'15
101
$
4Q'15
1,998
$
1Q'16
2,933
$
15
53.3%
31.8%
8.6%
5.1%
1.2%

40.1%
44.6%
43.2%
42.7%
40.2%
Deposit Growth
Deposits & Percent of Free Funds
Actual EOP Balances; $ in billions
1Q 2016
Cost of Interest-Bearing Liabilities   0.22%
Including DDA   0.14%
$10.7
$12.3
$12.6
$13.2
$15.4
16
Interest Bearing
Non-Interest Bearing

14.43
14.04
12.80
12.85
13.61
13.29
11.86
11.80
8.41
8.72
9.08
8.78
11.74
11.80
2013
2014
2015
1Q'16
Balance Sheet –
Strong Capital Position
Common Equity Tier 1 Ratio vs. Industry
1Q’16
$1.08
$1.94
1Q'11
1Q'16
Average Equity
($ in billions)
Capital Ratio Trends
Industry Median as of 4Q’15; Source: SNL Financial.
(1)
2015 & 2016 ratios calculated under Basel III requirements.
Total Risk-Based Capital
Tier 1 Capital
Tier 1 Leverage
Common Equity Tier 1
(1)
(1)
17
12.91%
11.81%
Industry
Median

Year 1
Year 2
Year 1
Year 2
Year 1
Year 2
Asset Sensitivity at March 31, 2016
Projected Net Interest Income Differential
vs. Rates Unchanged
(1)
($ in millions)
(1)
This analysis is further described in our Annual Report on Form 10-K for the year ended December 31, 2015, and subsequent Quarterly Reports on
Form 10-Q under the heading “Net Interest Income Modeling” and is subject to the assumptions, risks, and uncertainties noted there.
Variable Rate Loans at 3/31/16: $4.5 billion, 48% of loan book
•
~46% of variable loans are tied to Prime for the next quarter
•
~53% of variable loans are tied to Libor for the next quarter
Loan Repricing/Maturity Schedule:
•
54% in 2Q 2016
•
65% in the next 12 months
18
$6.2
$15.2
$24.2
$17.5
$37.7
$57.7
$19.5
$40.9
$61.9
$28.6
$58.5
$87.7
+100 bps
+200 bps
+300 bps
12-mo Ramp -
Year 1
Immediate Shock -
Year 1
12-mo Ramp -
Year 2
Immediate Shock -
Year 2

Noninterest Income –
1Q 2016
Noninterest income increased $3.8
million, or 3.3%, compared to 4Q’15,
and decreased $8.9 million, or 7.1%,
compared to 1Q’15
Equity losses on alternative investments
were $381 thousand in 1Q’16, an
increase of $4.8 million over 4Q’15
(linked quarter)
Growing money market balances and
increased 12b-1 fees contributed to the
improvement in brokerage fees
Trust and securities processing income
decreased $2.7 million or 4.4% compared
to the linked quarter
Inst. Inv Mgmt: -$2.5MM
Asset Servicing: -$53k
Bank: -$131k
On a year-over-year basis, trust and
securities processing income decreased
$7.8 million or 11.6% compared to 1Q’15
Inst. Inv Mgmt: -$7.9MM
Asset Servicing: -$726k
Bank: +$810k
1
st
Quarter ‘16 Drivers
$ in thousands
1Q'16
4Q'15
3Q'15
2Q'15
1Q'15
Trust and securities processing
59,485
$
62,194
$
65,182
$
67,381
$
67,299
$
Trading and investment banking
4,630

5,559

2,969

5,568

6,122

Service charges on deposit accounts
21,461

21,631

21,663

21,625

21,541

Insurance fees and commissions
1,497

894

480

586

570

Brokerage fees
4,185

3,005

2,958

2,936

2,854

Bankcard fees
18,016

17,369

17,624

18,035

16,183

Gains on sales of securities
2,933

1,998

101

967

7,336

Equity losses on alt. investments
(381)

(5,189)

(5,032)

(1,125)

(842)

Other
4,524

5,138

3,153

3,577

4,144

    Total noninterest income
116,350
$
112,599
$
109,098
$
119,550
$
125,207
$
19

Millions
1Q'11
3Q'11
1Q'12
3Q'12
1Q'13
3Q'13
1Q'14
3Q'14
1Q'15
3Q'15
1Q'16

Bankcard
Fees
Noninterest
Income
Composition
–
1Q
2016
Trust & Securities Processing Revenue
Trust & Securities Processing Composition:
Service Charges
on Deposit Accounts
Trust & Securities Processing
Gains on Sales of Securities
Other
Brokerage Fees
Trading
& Investment Banking
($ in millions)
Insurance Fees & Commissions
Source of income:
1Q’16
1Q'15
Institutional
Investment Mgmt.
$18.4
$26.3
Asset
Servicing
$22.3
$23.0
Bank (Inst. & Personal Asset Mgmt.)
$18.8
$18.0
$59.5
$67.3
Excludes ($0.4MM) unrealized loss from Equity Losses on Alternative Investments, which represents (0.3%) of noninterest income
20
$51.7
$54.7
$62.3
$71.6
$67.3
$59.5
51.1%
18.4%
15.5%
4.0%
3.9%
3.6%
2.5%
1.3%

Noninterest Expense –
1Q 2016
Noninterest expense decreased $1.3MM,
or 0.7%, compared to 4Q’15, and
increased $16.3MM or 9.9% compared
to 1Q’15
Salaries and employee benefits expense
increased  $3.5MM, or 3.4% on a linked
quarter basis, and increased $8.6MM or
8.7% year-over-year
Ongoing Marquette salaries were
$8.3 million
Marquette-related severances were
$800 thousand
Non-Marquette severances were
$500 thousand
Equipment expense, which increased
$2.1 million on a year-over-year basis,
was related to technology projects
completed and put into production
The year-over-year increase in other
noninterest expense was driven by a $0.1
million charge on contingent
consideration liabilities in 1Q’16
compared to a $2.3 million positive
adjustment a year ago
1
st
Quarter ‘16 Drivers
$ in thousands
1Q'16
4Q'15
3Q'15
2Q'15
1Q'15
Salaries and employee benefits
107,150
$
103,617
$
104,733
$
99,585
$
98,537
$
Occupancy, net
10,972

11,791

11,748

10,312

10,010

Equipment
16,282

16,723

17,228

15,410

14,172

Supplies and services
4,949

4,280

5,371

4,603

4,325

Marketing and business dev
4,441

6,816

5,766

6,530

4,618

Processing fees
11,462

13,096

12,795

12,654

12,783

Legal and consulting
4,799

7,447

8,648

5,917

4,378

Bankcard
5,815

5,301

5,266

4,953

4,768

Amortization of other intangibles
3,226

3,283

3,483

2,569

2,755

Regulatory fees
3,429

3,320

3,176

2,873

2,756

Other
8,219

6,406

7,065

6,558

5,311

    Total noninterest expense
180,744
$
182,080
$
185,279
$
171,964
$
164,413
$
21

Business Segment Updates

Bank
Highlights
Total loans at March 31, 2016 stood at $9.7 billion, an increase of
2.9% on a linked-quarter basis and 29.4% year-over-year
Loans produced by legacy UMB lenders increased 3.0% linked quarter and 16.0% year-over-year to $8.7 billion
Average loan yield for 1Q’16 was 3.81% compared to 3.49% in
1Q’15
Private placement bonds, shown as held to maturity securities, increased 20.6% from year-end 2015 and 132.0% from March 31,
2015 to stand at $804.7 million
Total debit and credit card purchase volume was $2.7
billion for 1Q’16, an increase of 18.5% compared to
4Q’15
HSA accounts grew to 826 thousand, for a 36.7% year-
over-year increase
HSA deposits stood at $1.4 billion, an increase of 35.4%
compared to a year ago
23
Bank Segment Results
($ in thousands, unaudited)
1Q'16
4Q'15
1Q'15
vs. 4Q'15
vs. 1Q'15
Net interest income
$115,271
$112,686
$  89,360
2.3%
29.0%
Provision for loan losses
      5,000
      5,000
      3,000
- %
66.7%
Noninterest income
     75,441
     69,202
     74,689
9.0%
1.0%
Noninterest expense
   143,361
   144,597
   125,178
(0.9%)
14.5%
NI before taxes
     42,351
     32,291
     35,871
31.2%
18.1%
Income tax provision
     10,706
      8,341
     10,715
28.4%
(0.1%)
Net income
$  31,645
$  23,950
$  25,156
32.1%
25.8%
pre-tax profit margin
22.2%
17.8%
21.9%
% Variance

$ in millions
1Q'16
4Q'15
3Q'15
2Q'15
1Q'15
End-of-Period Total Loans
9,699.6
$
9,430.8
$
9,046.1
$
8,916.1
$
7,498.3
$
Gross Loan Production
531.8

696.9

525.0

573.9

471.2

Revolving Balance Changes
20.5

32.3

(105.8)

178.8

(116.8)

Payoffs
(113.8)

(119.9)

(82.8)

(77.3)

(125.8)

Paydowns
(169.7)

(224.6)

(206.4)

(238.0)

(196.1)

Paydowns/Payoffs as a % of Loans
2.9%
3.8%
3.2%
4.2%
4.3%
Loan Paydowns, Payoffs, and Line Changes
(1)
On May 31, 2015, we closed the acquisition of Marquette Financial Companies and loans with an acquired value of
$980.4 million were added to the UMB portfolio.
(1)
24

48.3%
53.3%
52.0%
51.3%
45.3%
2.2%
3.4%
5.1%
26.5%
24.0%
25.4%
25.9%
28.5%
3.9%
3.8%
4.4%
4.4%
5.0%
10.5%
9.4%
8.4%
8.4%
7.5%
6.1%
5.2%
4.4%
3.8%
2.8%
1.0%
0.9%
0.9%
1.1%
1.2%
1Q'12
1Q'13
1Q'14
1Q'15
1Q'16
Bank –
Loan Composition
Diverse Loan Book
(Actual Loan Balances at March 31)
Commercial Credit Card
Commercial & Industrial
(1)
HELOC
Residential Real Estate
Real Estate Construction
Commercial Real Estate
Consumer Credit Card
Consumer Other
$5.1B
$6.0B
$6.8B
$7.5B
$9.7B
1.5%
0.9%
1.7%
2.7%
1.8%
1.4%
2.0%
1.6%
2.1%
Factoring Loans
Asset-Based Loans
(1)
Includes Leases
25

Bank –
Regional Lending
(2)
Arizona loan balances include $593.5MM legacy UMB loans and $368.9MM legacy Marquette loans.
(1)
Texas loan balances include $295.9MM legacy UMB loans and $300.6MM legacy Marquette loans.
Colorado
Kansas City
Kansas
Greater MO
St. Louis
Arizona
Texas
Oklahoma
Marquette Transportation Fin (Natl. Sales)
Nebraska
Marquette Business Credit (Natl. Sales)
$2,481.4
$2,874.1
$3,011.2
$3,353.6
$3,877.5
$699.5
$839.8
$954.5
$999.2
$1,146.4
$523.0
$621.4
$765.2
$817.5
$957.0
$417.9
$962.4
$509.5
$559.8
$625.8
$691.9
$701.6
$394.1
$419.7
$462.0
$517.6
$577.3
$596.5
$299.7
$373.4
$330.0
$354.9
2012
2013
2014
2015
2016
$129.3
$275.7
$132.4
$181.7
$214.4
$200.7
$295.9
$217.5
$153.1
$234.2
$5.1B
$6.0B
$6.8B
$7.5B
$9.7B
$205.8
$86.3
(1)
(2)
$70.2
Loans by Region
(Actual Loan Balances at March 31, $ in millions)
High Growth Regions
1Q’16 vs. 1Q’15
Texas +289.6%
Arizona +130.3%
St. Louis +17.1%
26

Oil & Gas Loans Outstanding – as of March 31, 2016 Service Midstream Upstream Downstream UMB Total Loans $9.7 billion Oil & Gas Loans $318.2 million 27 96.7% 3.3% 1.2% 1.1% 0.6% 0.4%

Net Charge-Off History
(1)
Commercial includes Commercial & Industrial, Commercial Credit Card, Commercial Real Estate, Real Estate Construction loans, asset-
based, and factoring loans.
(2)
Other includes Consumer, Residential Real Estate, HELOC, and DDA Charge-offs.
28
($ in thousands)
2007
2008
2009
2010
2011
2012
2013
2014
2015
1Q'16
Commercial Loans
(1)
1,569
$
2,943
$
4,113
$
6,007
$
11,880
$
7,310
$
3,881
$
6,459
$
3,415
$
2,586
$
Consumer Credit
Card
4,577
6,839
12,291
14,279
11,127
9,382
8,811
8,301
6,753
1,781
Other
(2)
2,127
1,973
3,854
1,411
1,128
1,399
1,483
851
329
1,378
Total Net Charge-Offs
8,273
$
11,755
$
20,258
$
21,697
$
24,135
$
18,091
$
14,175
$
15,611
$
10,497
$
5,745
$
Average Total Loans
($ in millions)
3,901.9
$
4,193.9
$
4,383.6
$
4,490.6
$
4,756.2
$
5,251.3
$
6,221.3
$
6,975.3
$
8,425.1
$
9,550.3
$
NCOs as % of
Average Loans
0.21%
0.28%
0.47%
0.48%
0.51%
0.35%
0.23%
0.22%
0.12%
0.24%

1Q'11
2Q'11
3Q'11
4Q'11
1Q'12
2Q'12
3Q'12
4Q'12
1Q'13
2Q'13
3Q'13
4Q'13
1Q'14
2Q'14
3Q'14
4Q'14
1Q'15
2Q'15
3Q'15
4Q'15
1Q'16

Loan Classification Trends 29 2.00% 0.90% 2.40% 0.57% 5.30% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% Watch Special Mention Substandard Non-Performing Loans Total

30.5%
29.7%
33.2%
31.1%
27.8%
32.0%
26.5%
26.7%
24.5%
23.4%
7.6%
8.3%
8.1%
9.0%
9.1%
4.6%
6.1%
8.1%
9.3%
10.9%
12.2%
8.7%
6.3%
8.3%
8.1%
7.6%
7.2%
6.5%
6.2%
6.2%
6.3%
4.6%
4.1%
4.6%
3.8%
4.4%
6.8%
5.2%
4.5%
5.2%
2012
2013
2014
2015
2016
Bank –
Deposits
Diverse Sources of Deposits
(Actual Deposits at March 31)
$10.7B
$12.6B
$12.3B
$13.2B
$15.4B
Personal Banking -
Consumer
Commercial
Institutional -
IAM
Personal Banking -
Private Wealth
Asset Servicing
Healthcare
Institutional -
IBIS
Small Business
Other
3.6%
0.2%
1.0%
0.2%
1.7%
30

$8.8B
$10.2B
$11.6B
$12.8B
$12.7B
$1.2B
$1.2B
$1.4B
$1.6B
$1.6B
Home Equity Lines of Credit
$ in millions
Assets Under Management
$ in millions
Bank –
Asset Mgmt. & Home
Equity Lending
(1)
(1)
Includes $682.1 million from Marquette Asset Management
31
$6,390
$7,044
$7,610
$8,659
$8,694
$2,219
$2,853
$3,603
$3,712
$3,581
$226
$351
$419
$421
$427
2012
2013
2014
2015
1Q'16
Personal Banking -
Private Wealth & Institutional -
IAM
Prairie Capital Management
Brokerage
$574
$566
$644
$730
$724
$608
$663
$755
$877
$910
48.5%
46.1%
46.0%
45.4%
44.3%
2012
2013
2014
2015
1Q'16
Balances
Unused Commitments
Utilization

$399.6
$595.0
$841.7
$1,174.1
$1,436.8
$30.9
$47.4
$75.8
$118.3
$140.4
2012
2013
2014
2015
1Q'16
HSA Deposits
HSA Investment Assets
Healthcare Services
Healthcare Deposits and Assets
$ in millions
$430.5
$642.4
$917.5
$1,292.4
$1,577.2
Investment assets as a
2012
2013
2014
2015
1Q’16
% of total
healthcare deposits & assets
7.2%
7.4%
8.3%
9.2%
8.9%
32
Healthcare
provided
9.3% of Total
Company Deposits
in 1Q’16

We offer a modular and configurable platform of applications and services that deliver the underlying core banking functionality to our healthcare partners.
Broker/Employer
TPAs
Health Plans
Tech Cos
Payment Aggregators
Healthcare Partners
HSA Applications
SSO
Web
Services
Contributions
Enrollment
BIN
Sponsor
HCS
Saver
Partner
Portal
Core Banking Systems
Multi-Channel Healthcare Strategy
33

Card Purchase Volumes
Purchase Volume
& Interchange Revenue
Commercial Credit
Consumer Credit
Consumer Debit
Healthcare Debit
Institutional Banking –
IBIS Debit
Interchange ($ in millions)
$2.7B
$1.6B
$1.8B
$2.1B
$2.3B
1.1%
1.0%
1.5%
1.3%
1.0%
34
14.0%
12.1%
10.2%
8.0%
6.9%
18.1%
17.0%
15.5%
15.1%
15.9%
23.6%
20.7%
18.0%
16.1%
14.2%
43.2%
49.2%
54.8%
59.5%
62.0%
$15.3
$16.6
$16.7
$18.4
$20.7
1Q'12
1Q'13
1Q'14
1Q'15
1Q'16

Institutional Investment Management
Scout assets under management stood at $27.3 billion on March 31, 2016; 80% fixed income / 20% equity
Net flows for 1Q’16 were -$266.0 million in fixed income and -$435.1 million in equity
Of the 9 funds rated by Morningstar, 5 have an overall rating of 4 stars and 1, the Core Plus
Bond Fund, has an overall rating of 5 stars (see disclosures on slides 39 & 40)
1
st
Quarter Statistics
35
Institutional Investment Management Segment Results
($ in thousands, unaudited)
1Q'16
4Q'15
1Q'15
vs. 4Q'15
vs. 1Q'15
Net interest income
$           -
$           -
$          1
-
%
(100.0%)
Noninterest income
18,416
20,880
27,084
(11.8%)
(32.0%)
Noninterest expense
17,233
18,636
17,961
(7.5%)
(4.1%)
NI before taxes
1,183
2,244
9,124
(47.3%)
(87.0%)
Income tax provision
289
583
2,750
(50.4%)
(89.5%)
Net income
$      894
$    1,661
$    6,374
(46.2%)
(86.0%)
pre-tax profit margin
6.4%
10.7%
33.7%
% Variance

$10.4
$12.6
$7.8
$3.9
$3.5
$0.9
$3.2
$2.4
$2.0
$1.9
$11.4
$12.6
$18.1
$18.9
$19.5
$0.8
$2.8
$2.9
$2.4
$2.4
2012
2013
2014
2015
1Q'16
Equity Mutual Funds
Equity Institutional & Other
Fixed Income Institutional & Other
Fixed Income Mutual Funds
Total AUM
$27.3B
$23.5B
$31.2B
Institutional Investment Management
$31.2B
$27.2B
36

AUM Drivers
$ in millions
($2,027.5)
($567.7)
Total Change
($millions)
$28,012.2
$30,039.7
Total AUM
($millions)
Institutional Investment Management
($570.7)
$30,607.4
($830.9)
$27,181.3
$109.9
$27,291.2
1Q’16
4Q’15
3Q’15
2Q’15
1Q’14
37
($1,111.0)
($682.1)
($1,354.3)
($1,078.6)
($435.1)
$447.5
($51.0)
($745.4)
$207.2
($4.8)
($79.3)
$262.6
$37.7
$262.1
($266.0)
$172.0
($97.2)
$34.5
($221.6)
$815.8
($2,500)
($1,500)
($500)
$500
$1,500
Equity Flows
Equity Market Impact
Fixed Income Flows
Fixed Income Market Impact

AUM by Strategy –
As of March 31, 2016
Equity
Fixed Income
Equity Strategies
International
MidCap
International ADR
Emerging Markets
Global
Small Cap
Other:
Equity Opportunity
Fixed Income Strategies
Core Plus
Low Duration
Long Duration
Core
Real Return
Unconstrained
Intermediate
Other:
Global Aggregate
Unconstrained UCITS
38
50.5%
39.4%
5.3%
4.1%
0.7%
80%
20%
29.8%
27.7%
18.5%
15.3%
4.2%
4.5%

39
Morningstar Ratings
MORNINGSTAR RATING:
The
Overall
Morningstar
Rating™
for
a
fund
is
derived
from
the
weighted-average
of
the
performance
figures
associated
with
its
3-,
5-
and
10-year
(if
applicable)
Morningstar
Rating metrics. For each fund with at least a 3-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variations in a fund's monthly performance (including the effects of sales charges, loads and redemption fees), placing more emphasis on downward variations
and
rewarding
consistent
performance.
The
top
10%
of
the
funds
in
a
broad
asset
class
receive
5
stars,
the
next
22.5%
receive
4
stars,
the
next
35%
receive
3
stars,
the
next
22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.)
As
of
March
31,
2016,
the
Scout
Emerging
Markets
Fund
received
the
following
star
ratings
among
U.S.
domiciled
Diversified
Emerging
Mkts
Funds
for
the
following
time
periods: 4 stars (among 591 funds) for the 3 year period.
As of  March 31, 2016, the Scout Global Equity Fund received the following star ratings among U.S. domiciled World Stock Funds for the following time periods: 4 stars
(among 991 funds) for the 3 year period.
As of  March 31, 2016, the Scout Small Cap Fund received the following star ratings among U.S. domiciled Small Growth Funds for the following time periods: 4 stars (among
658 funds) for the 3 year, 4 stars (among 588 funds) for the 5 year and 3 stars (among 423 funds) for the 10 year periods.
As
of
March
31,
2016,
the
Scout
Core
Bond
Fund
-
Institutional
Class
received
the
following
star
ratings
among
U.S.
domiciled
Intermediate-Term
Bond
Funds
for
the
following time periods:  3 stars (among 951 funds) for the 3 year, 3 stars (among 827 funds) for the 5 year and 5 stars (among 602 funds) for the 10 year periods.
As
of
March
31,
2016,
the
Scout
Core
Plus
Bond
Fund
-
Institutional
Class
received
the
following
star
ratings
among
U.S.
domiciled
Intermediate-Term
Bond
Funds
for
the
following
time
periods:
3
stars
(among
951
funds)
for
the
3
year,
5
stars
(among
827
funds)
for
the
5
year
and
5
stars
(among
602
funds)
for
the
10
year
periods.
As of March 31, 2016, the Scout Low Duration Bond Fund received the following star ratings among U.S. domiciled Short-Term Bond Funds for the following time periods: 4 stars (among 490 funds) for the 3 year period.
The
funds
may
have
experienced
negative
performance
during
one
or
more
of
the
time
periods
represented
by
the
Morningstar
rating
shown.
© 2016 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The Morningstar Rating may differ among share classes of a mutual fund as a result of different sales loads and/or expense structures. It may be based, in part, on the performance of a predecessor Fund.
The Scout Funds are distributed by UMB Distribution Services LLC, an affiliate of UMB Financial Corporation, and managed by Scout Investments, Inc., a subsidiary of UMB
Financial Corporation.
NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE
Fund Name
Category
Funds in Category
Scout Emerging Markets
Diversified Emerging Mrkts
591
Scout Global Equity
World Stock
991
Scout Small Cap
Small Growth
658
Scout Core Bond -
Institutional Class
Intermediate-Term Bond
951
Scout Core Plus Bond -
Institutional Class
Intermediate-Term Bond
951
Scout Low Duration Bond
Short-Term Bond
490
Morningstar ratings based on a risk-adjusted performance as of March 31, 2016
Overall Rating

Important Disclosures
40
Each Fund’s Prospectus or Summary Prospectus, available by calling 800.996.2862 or visiting scoutinv.com, includes investment objectives, risks, fees, expenses and other important information. Please read and consider carefully before investing.
Risk considerations: Stock fund values fluctuate and investors may lose principal value. Small-cap and mid-cap stocks are more susceptible to market volatility due to risks such as lack of management experience, product diversification, financial resources, competitive strength and liquidity. Real Estate Investment Trusts (REITS) may be affected by economic conditions including credit risk, interest rate risk and other factors that affect property values, rents or occupancies of real estate.  Groups of stocks, such as value and growth, go in and out of favor, which may cause certain funds to underperform other equity funds.
Foreign investments present additional risk due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards, and other factors. Investments in emerging markets involve even greater risks. Focusing on particular countries, regions, industries, sectors or types of investments may cause greater risk of adverse developments in certain funds.
The return of principal in a fixed income fund is not guaranteed. Fixed income funds have the same issuer, interest rate, inflation and credit risks that
are
associated
with
underlying
fixed
income
securities
owned
by
the
fund.
Mortgage-
and
Asset-Backed
Securities
are
subject
to
prepayment risk and the risk of default on the underlying mortgages or other assets. High yield securities involve greater risk than investment grade securities and tend to be more sensitive to economic conditions and credit risk. An unconstrained investment approach can create considerable exposure to certain types of securities, such as derivatives, that present significant volatility, particularly over short periods of time.
Derivatives, such as options, futures contracts, currency forwards or swap agreements, may involve greater risks than if the Fund invested in the referenced obligation directly. Derivatives are subject to risks, such as market risk, liquidity risk, interest rate risk, credit risk and management
risk.
Derivative
investments
could
lose
more
than
the
principal
amount
invested.
Certain
funds
may
use
derivative
for
hedging
purposes or as part of the fund's investment strategy. The use of leverage, derivatives and short sales could accelerate losses to the Fund.
These losses could exceed the original amount invested.
Certain
funds
may,
at
times,
experience
higher-than-average
portfolio
turnover,
which
may
generate
significant
taxable
gains
and
increased
trading expenses, which, in turn, may lower the fund’s return.

Asset Servicing
Assets Under Administration
$ in billions
Investment Management Series Trusts continue to grow,
with 83 active funds and $13.1 billion in assets at March 31,
2016
Added 80 net new funds serviced over the past 12 months
in the alternative servicing, fund accounting and
administration and transfer agent products
1
st
Quarter Statistics
41
$156.0
$191.0
$198.3
$185.6
$180.7
Asset Servicing Segment Results
$ in thousands, unaudited
1Q'16
4Q'15
1Q'15
vs. 4Q'15
vs. 1Q'15
Net interest income
$    2,621
$    1,768
$      997
48.2%
162.9%
Noninterest income
22,493
22,517
23,434
-0.1%
-4.0%
Noninterest expense
20,150
18,847
21,274
6.9%
-5.3%
NI before taxes
4,964
5,438
3,157
-8.7%
57.2%
Income tax provision
1,258
1,406
922
-10.5%
36.4%
Net income
$    3,706
$    4,032
$    2,235
-8.1%
65.8%
pre-tax profit margin
19.8%
22.4%
12.9%
% Variance

$ in Billions

$ in Billions

Thousands

$ in Billions

Asset Servicing
Fund Accounting & Administration
Alternative Asset Servicing
Custody
Transfer Agency
42
$44.1
$63.0
$72.1
$60.8
$59.9
179
219
249
253
256
2012
2013
2014
2015
1Q'16
Assets Under Administration
# of Funds Serviced
$26.3
$27.9
$31.5
$38.1
$36.0
532
514
579
610
617
2012
2013
2014
2015
1Q'16
Assets Under Administration
# of Funds Serviced
946.8
1,280.1
1,111.2
1,083.4
1,117.6
270
301
349
386
387
2012
2013
2014
2015
1Q'16
# of Shareholders
# of Funds Serviced
$54.9
$68.0
$62.4
$57.0
$57.6
443
411
454
478
472
2012
2013
2014
2015
1Q'16
Assets Under Administration
# of Custody Accounts

More Defines Us UMB Financial First Quarter 2016